UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2009


                                  TIFFANY & CO.
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               (Exact name of registrant as specified in charter)


         DELAWARE                      1-9494                    13-3228013
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(State or Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)              File Number)            Identification No.)


     727 FIFTH AVENUE, NEW YORK, NEW YORK                          10022
-------------------------------------------------        -----------------------
   (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (212) 755-8000


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

Item 8.01.  Other Events.

On February 12, 2009, the Registrant issued $250,000,000 of its 10.00% Series A-2009 and Series B-2009 Senior Notes to subsidiaries of Berkshire Hathaway Inc. in a transaction exempt from the registration requirements of the Securities Act of 1933. The Series A-2009 Notes are in the amount of $125 million and are due on February 13, 2017. The Series B-2009 Notes are in the amount of $125 million and are due on February 13, 2019. The proceeds of the Notes will be used to refinance existing indebtedness and for general corporate purposes. The Note Purchase Agreement requires lump sum repayments upon maturity and includes specific financial covenants and ratios and limits certain payments, investments and indebtedness, in addition to other requirements customary to such borrowings. The Note Purchase Agreement is filed as an exhibit hereto.

Also filed as an exhibit hereto is the Note Purchase and Private Shelf Agreement reported in Registrant's Report on Form 8-K filed on December 30, 2008.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01   Financial Statements and Exhibits

(d)         Exhibits

            10.155 Form of Note Purchase and Private Shelf Agreement dated as of December 23, 2008 by and between Registrant and various institutional note purchasers with respect to
                                      Registrant's $100 million principal
                                      amount 9.05% Series A Senior Notes
                                      due December 23, 2015 and up to $50
                                      Million Private Shelf Facility.

            10.156 Guaranty Agreement dated December 23, 2008 with respect to the Note Purchase Agreements (see Exhibit 10.155 above) by Tiffany and Company, Tiffany & Co. International and Tiffany & Co. Japan Inc. in favor of each of the note purchasers.

            10.157 Form of Note Purchase Agreement dated as of February 12, 2009 by and between Registrant and certain subsidiaries of Berkshire Hathaway Inc. with respect to Registrant's $125 million principal amount 10% Series A-2009 Senior Notes due February 13, 2017 and $125 million principal amount 10% Series B-2009 Senior Notes due February 13, 2019.

            10.158 Guaranty Agreement dated February 12, 2009 with respect to the Note Purchase Agreements (see Exhibit 10.157 above) by Tiffany and Company, Tiffany & Co. International and Tiffany & Co. Japan Inc. in favor of each of the note purchasers.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             TIFFANY & CO.



      Dated:  February 13, 2009              By: /s/ Patrick B. Dorsey
                                                --------------------------------
                                             Name: Patrick B. Dorsey
                                             Title:Senior Vice President
                                                   General Counsel and Secretary

                                  EXHIBIT INDEX


            Exhibit No.               Description

            10.155 Form of Note Purchase and Private Shelf Agreement dated as of December 23, 2008 by and between Registrant and various institutional note purchasers with respect to
                                      Registrant's $100 million principal
                                      amount 9.05% Series A Senior Notes
                                      due December 23, 2015 and up to $50
                                      Million Private Shelf Facility.

            10.156 Guaranty Agreement dated December 23, 2008 with respect to the Note Purchase Agreements (see Exhibit 10.155 above) by Tiffany and Company, Tiffany & Co. International and Tiffany & Co. Japan Inc. in favor of each of the note purchasers.

            10.157 Form of Note Purchase Agreement dated as of February 12, 2009 by and between Registrant and certain subsidiaries of Berkshire Hathaway Inc. with respect to Registrant's $125 million principal amount 10% Series A-2009 Senior Notes due February 13, 2017 and $125 million principal amount 10% Series B-2009 Senior Notes due February 13, 2019.

            10.158 Guaranty Agreement dated February 12, 2009 with respect to the Note Purchase Agreements (see Exhibit 10.157 above) by Tiffany and Company, Tiffany & Co. International and Tiffany & Co. Japan Inc. in favor of each of the note purchasers.